UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020 (May 13, 2020)

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
          Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 13, 2020, shareholders of S&P Global Inc. (the "Company") voted to approve the change of the Company's Certificate of Incorporation to permit removal of a director with or without cause, effective May 13, 2020. The Company submitted the Company's Amended and Restated Certificate of Incorporation, as approved by the shareholders, to the Department of State of the State of New York on May 18, 2020.

The foregoing description of the amendment is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, dated May 13, 2020, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders

a.The Company held its Annual Meeting of Shareholders on May 13, 2020.

b.The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

Proposal 1: Election of Directors

The Company’s shareholders elected the persons nominated as Directors of the Company as set forth below:

Nominees	For	Against	Abstain	Broker Non-Votes
Marco Alverà	192,110,792	256,284	307,027	19,065,975
William J. Amelio	192,053,629	274,020	346,454	19,065,975
William D. Green	182,552,447	9,812,516	309,141	19,065,975
Charles E. Haldeman, Jr.	192,126,763	241,710	305,630	19,065,975
Stephanie C. Hill	192,053,864	349,473	270,767	19,065,975
Rebecca Jacoby	192,178,257	211,350	284,497	19,065,975
Monique F. Leroux	177,534,016	14,578,176	561,911	19,065,975
Maria R. Morris	191,276,605	1,114,389	283,110	19,065,975
Douglas L. Peterson	192,198,694	191,007	284,402	19,065,975
Edward B. Rust, Jr.	184,800,869	7,557,087	316,148	19,065,975
Kurt L. Schmoke	188,722,470	3,612,251	339,383	19,065,975
Richard E. Thornburgh	192,097,790	241,882	334,431	19,065,975

Proposal 2: Proposal to approve, on an advisory basis, the executive compensation program for the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
185,402,200	6,406,453	865,451	19,065,975

Proposal 3: Proposal to approve an amendment to the Company's Certificate of Incorporation to permit removal of a Director with or without cause:

For	Against	Abstain	Broker Non-Votes
190,822,020	1,428,636	423,448	19,065,975

Proposal 4: Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent Registered Public Accounting Firm for 2020:

For	Against	Abstain
198,950,080	12,423,053	366,946

c.Not applicable.

d.Not applicable.

 Item 9.01   Financial Statements and Exhibits

(d) Exhibits. The following exhibit is furnished with this report:

(3.1) Amended and Restated Certificate of Incorporation of the Company, dated May 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/	Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Associate General Counsel

Dated:   May 18, 2020